                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on August 10, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

POSTERS WITH THE FOLLOWING SLOGANS WERE DISPLAYED AT CA HEADQUARTERS IN ISLANDIA, NY ON AUGUST 10, 2001:

1)       Employee Information says it just makes sense:
         Excellence in Leadership with Charles and Sanjay

2)       Your vote counts!
         Vote for CA's current Board of Directors

3) Don't suffer vision loss - Keep the focus on CA: "shareholder value", "quality service", "customer satisfaction", "employees are our greatest asset"

4) We don't just make great software, we make great neighbors too: Habitat for Humanity, Digital Schoolhouse, Smile Train, Make-A-Wish Foundation!